EXHIBIT 1


                            POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurence Gerber and Douglas Krupp and each of them, as his or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or it and in his or its name, place and stead, in any and all capacities (until revoked in writing), to execute and deliver an initial statement of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership pursuant to section 16 of the Securities Exchange Act of 1934, and a Schedule 13D and all amendments thereto pursuant to such Act, in each case relating to the securities of Harborside Healthcare Corporation, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


The George Krupp 1994 Family Trust           The Douglas Krupp 1994 Family Trust


/s/ LAWRENCE I. SILVERSTEIN                  /s/ LAWRENCE I. SILVERSTEIN
- -----------------------------------          -----------------------------------
Lawrence I. Silverstein, as Trustee          Lawrence I. Silverstein, as Trustee

/s/ M. GORDON EHRLICH                        /s/ M. GORDON EHRLICH
- -----------------------------------          -----------------------------------
M. Gordon Ehrlich, as Trustee                M. Gordon Ehrlich, as Trustee

/s/ PAUL KRUPP                               /s/ PAUL KRUPP
- -----------------------------------          -----------------------------------
Paul Krupp, as Trustee                       Paul Krupp, as Trustee



/s/ GEORGE KRUPP
- ----------------------
George Krupp

/s/ DOUGLAS KRUPP
- ----------------------
Douglas Krupp

/s/ LAURENCE GERBER
- ----------------------
Laurence Gerber